UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2019
Chemical Financial Corporation
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-08185 (Commission File Number)	38-2022454 (IRS Employer Identification No.)

333 W. Fort Street, Suite 1800 Detroit, Michigan (Address of Principal Executive Offices)	48226 (Zip Code)
Registrant's telephone number, including area code:  (800) 867-9757
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On January 28, 2019, Chemical Financial Corporation ("Chemical") issued the earnings press release attached as Exhibit 99.1 to this Form 8-K, which is here incorporated by reference. A copy of the supplemental earnings slides are also attached as Exhibit 99.2 to this Form 8-K. This Report and the Exhibits are furnished to, and not filed with, the Commission.

Item 7.01	Regulation FD Disclosure

On January 28, 2019, as announced in the earnings press release attached as Exhibit 99.1 to this Form 8-K, which is here incorporated by reference, Chemical has canceled its live conference webcast to review fourth quarter 2018 financial results that was scheduled for Tuesday, January 29, 2019 at 10:30 am ET. Instead, Chemical and TCF Financial Corporation will jointly host a live conference call and webcast on January 28, 2019 at 10:00 am ET to discuss the merger and Chemical will also discuss its fourth quarter 2018 financial results.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

99.1	Earnings Press Release dated January 28, 2019. This Exhibit is furnished to, and not filed with, the Commission.

99.2	Supplemental Earnings Slides. This Exhibit is furnished to, and not filed with, the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	January 28, 2019	CHEMICAL FINANCIAL CORPORATION (Registrant)

/s/ Dennis L. Klaeser
Dennis L. Klaeser
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press Release dated January 28, 2019. This Exhibit is furnished to, and not filed with, the Commission.

99.2	Supplemental Earnings Slides. This Exhibit is furnished to, and not filed with, the Commission.